Exhibit 10.42
SECOND AMENDMENT TO CREDIT AGREEMENT AND JOINDER

THIS SECOND    AMENDMENT    TO    CREDIT    AGREEMENT    AND    JOINDER    (this
“Amendment”), dated as of November 10, 2022, is entered into by and among LINGO MANAGEMENT, LLC, a Delaware limited liability company (“Borrower”), the Affiliates of the Borrower identified on the signature pages hereto (collectively, the “Secured Guarantors”), the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and Banc of California, N.A., as Administrative Agent, with reference to the following facts:
RECITALS

A.The Borrower, the Secured Guarantors, the financial institution identified therein as Lender (the “Closing Date Lender”), and Banc of California as Administrative Agent, are parties to a Credit Agreement dated as of August 16, 2022, as amended by that certain First Amendment to Credit Agreement and Joinder dated as of September 9, 2022 (the “Credit Agreement”), pursuant to which the Closing Date Lender made a Term Loan to the Borrower in the aggregate original principal amount of $45,000,000 and Grasshopper Bank made an Incremental Term Loan to Borrower in the aggregate principal amount of
$7,500,000.
B.The Borrower wishes to obtain an Incremental Term Loan in the aggregate original principal amount of $20,500,000 pursuant to Section 2.16 of the Credit Agreement, and KeyBank National Association (the “New Lender”) is willing to become a Lender and to provide such Incremental Term Loan.
NOW, THEREFORE, the parties hereby agree as follows:
1.Defined Terms. All initially capitalized terms used in this Amendment (including, without limitation, in the recitals to this Amendment) without definition shall have the respective meanings assigned to such terms in the Credit Agreement.
2.Incremental Term Loan; Amendment to Schedule 1.01(b). Upon the New Lender’s funding of the Incremental Term Loan in the aggregate original principal amount of $20,500,000 on the effective date of the Amendment, the aggregate outstanding principal amount of the Term Loans will be increased from $52,500,000 to $73,000,000. Schedule 1.01(b) to the Credit Agreement is hereby amended and restated in its entirety to read in full as set forth on Schedule 1.01(b) hereto to reflect such increase in the aggregate outstanding principal amount of the Term Loans.
3.Commitment of New Lender. Pursuant to the joinder provisions of Section 4 below, as of the effective date of this Amendment, the New Lender shall be a Lender with a Commitment of
$20,500,000. The New Lender’s pro rata share of the aggregate outstanding Term Loans is set forth on Schedule 1.01(b) attached hereto. On the effective date of this Amendment, the New Lender shall fund its entire Commitment by wire transferring $20,500,000 to the Administrative Agent, the proceeds of which the Administrative Agent shall disburse in accordance with the Disbursement Instructions Letter dated as of the date hereof from the Borrower to the Administrative Agent (the “Disbursement Instructions”).
4.Joinder of New Lender as a Lender. By its execution of this Amendment, effective as of the effective date of this Amendment, the New Lender shall be a Lender for all purposes under the Credit Agreement and the other Loan Documents and shall be joined, and shall have bound itself to, the Credit Agreement and to all other Loan Documents to which Lenders are bound generally as of the effective date

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hereof. The New Lender hereby assumes all of the obligations of a Lender under the Credit Agreement and the other Loan Documents and shall be entitled to all of the rights and benefits of a Lender under the Loan Documents. In furtherance of this joinder agreement, the New Lender hereby agrees to furnish the Administrative Agent a completed Administrative Questionnaire, an Internal Revenue Service Form W-9, and any other agreements, documents or instruments that Lenders are required or reasonably requested by the Administrative Agent or the Borrower to deliver to the Administrative Agent or to the Borrower pursuant to the Credit Agreement.
5.Amendment to Definition of “Required Lenders”. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the defined term “Required Lenders” to read in full as follows:
“ “Required Lenders” means, at any time, Lenders having Commitments representing more than 66-2/3% of the total Commitments of all Lenders; provided, however, that at any time there shall be two (2) or more unaffiliated Lenders, Required Lenders shall include at least two (2) such unaffiliated Lenders. The Commitment of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.”
6.Amendment to Amortization Schedule. Section 2.01(d) of the Credit Agreement is hereby amended and restated to read in full as follows:
“(d)    On each date set forth below, the Borrower shall repay the principal of the Term Loans in an aggregate amount equal to the corresponding amount set forth below (each such amount, a ‘Term Loan Reduction Installment’), as each such Term Loan Reduction Installment shall be ratably increased pursuant to a Lender Joinder Agreement in connection with any outstanding Incremental Term Loans:

Payment Date	Term Loan Reduction Installment Amount
September 30, 2022	$0.00
December 31, 2022	$0.00
March 31, 2023	$2,281,250
June 30, 2023	$2,281,250
September 30, 2023	$2,281,250
December 31, 2023	$2,281,250
March 31, 2024	$2,737,500
June 30, 2024	$2,737,500
September 30, 2024	$2,737,500
December 31, 2024	$2,737,500
March 31, 2025	$3,650,000
June 30, 2025	$3,650,000
September 30, 2025	$3,650,000
December 31, 2025	$3,650,000
March 31, 2026	$3,650,000
June 30, 2026	$3,650,000
September 30, 2026	$3,650,000
December 31, 2026	$3,650,000
March 31, 2027	$3,650,000
June 30, 2027	$3,650,000

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The final Term Loan Reduction Installment shall be due on the Term Loan Maturity Date and shall be in an amount equal to all principal and interest outstanding with respect to the Term Loans (including but not limited to any Incremental Term Loans). The aggregate amount payable to any Lender on any date set forth in this Section 2.01(d) shall be determined in accordance with the provisions of Section 2.14.”
7.Amendment to Section 3.03(b). Section 3.03(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows (deleted text is indicated by strikethrough formatting; added text is indicated in bold, italicized and underscored type):
“(b) In the event that Administrative Agent determines a replacement Index, which determination shall be conclusive, in order to account for the relationship of the replacement Index to the pre-replacement Index, Administrative Agent shall also determine, which determination shall be conclusive, any change necessary to the percentage points (“Margin”) to be added or subtracted to the replacement Index necessary to ensure that the replacement method will measure interest rates in a manner similar to the pre-replacement Index, and for the avoidance of doubt, any such change to the Margin shall not reduce the interest rate in effect as of the date of such Index replacement. Any determination by Administrative Agent relating to a replacement Index or change in the Margin will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has provided notice of such proposed determination to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such determination from Lenders comprising the Required Lenders.”
8.Incremental Term Loan Commitment Fee. On the effective date of this Amendment, Borrower shall pay to the Administrative Agent, for the account of New Lender, the $102,500 Incremental Term Loan Commitment Fee required under the Fee Letter.
9.Conditions Precedent. The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions:
(i)This Amendment. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Secured Guarantors, the New Lender, and each of the other Lenders;
(ii)New Lender Note. The Borrower shall have executed and delivered to the Administrative Agent for delivery to the New Lender a Term Note in the original principal amount of
$20,500,000 in favor of the New Lender;
(iii)Acknowledgment of Guaranties by Parent and Ultimate Parent. Parent and Ultimate Parent shall have executed the Acknowledgment of Parent and Ultimate Parent Guarantors attached to this Amendment;
(iv)Disbursement Instructions. The Administrative Agent shall have received the Disbursement Instructions, duly executed by the Borrower;
(v)Loan Notice. The Administrative Agent shall have received a Loan Notice, duly executed by Borrower;
(vi)No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing as of the date hereof; and

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(vii)Representations and Warranties. The representations and warranties contained in the Credit Agreement are true and correct on and as of the Incremental Commitment Effective Date for the Incremental Term Loan Facility described in this Amendment and after giving effect to such Incremental Term Loan Facility (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
10.Reaffirmation and Ratification. The Borrower hereby reaffirms, ratifies and confirms its Obligations under the Credit Agreement and acknowledges that all of the terms and conditions of the Credit Agreement, as amended hereby, remain in full force and effect.
11.Integration. This Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Amendment.
12.Counterparts; Electronic Signatures. This Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
13.Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of California.
[Rest of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

BORROWER:    LINGO MANAGEMENT, LLC,
a Delaware limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai Title:    President & CEO

Second Amendment to Credit Agreement and Joinder

SECURED GUARANTORS:    LINGO NEWCOl INC.,
a Michigan corporation,

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai

Title:    President & CEO

BULLSEYE TELECOM, INC.,
a Michigan corporation

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai Title:    President & CEO

BULLSEYE BUSINESS SOLUTIONS HOLDINGS, INC.,
a Michigan corporation

By:    /s/ Ananth Veluppillai
Name: Ananth Veluppillai Title:    President & CEO

BANDWAVE SYSTEMS, L.L.C.,
a Pennsylvania limited liability company

By:    /s/ Ananth Veluppillai
Name: Ananth Veluppillai Title:    President & CEO

BULLSEYE TELECOM OF VIRGINIA, LLC,
a Virginia limited liability company

By:    /s/ Ananth Veluppillai
Name: Ananth Veluppillai Title:    President & CEO

TEMPO TELECOM, LLC,
a Georgia limited liability company

By:    /s/ Ananth Veluppillai
Name: Ananth Veluppillai Title:    President & CEO

Second Amendment to Credit Agreement and Joinder

LINGO TELECOM OF THE WEST, LLC,
a Delaware limited liability company

By:    /s/ Ananth Veluppillai
                Name: Ananth Veluppillai
                Title:    President & CEO

IMPACT ACQUISITION, LLC,
a Delaware limited liability company

By: /s/ Ananth Veluppillai
Name: Ananth Veluppillai Title:    President & CEO
IMPACT TELECOM, LLC,
a Nevada limited liability company

By:/s/ Ananth Veluppillai
Name: Ananth Veluppillai Title:    President & CEO
LINGO TELECOM, LLC,
a Texas limited liability company

By:/s/ Ananth Veluppillai
Name: Ananth Veluppillai Title:    President & CEO
LINGO TELECOM OF VIRGINIA, LLC,
a Virginia limited liability company

By:/s/ Ananth Veluppillai
Name: Ananth Veluppillai Title:    President & CEO
LINGO COMMUNICATIONS OF KENTUCKY, LLC
a Georgia limited liability company

By:/s/ Ananth Veluppillai
Name: Ananth Veluppillai Title:    President & CEO

Second Amendment to Credit Agreement and Joinder

ADMINISTRATIVE AGENT:

BANC OF CALIFORNIA, N.A.

By: /s/Carlos Ramos
Name: Carlos Ramos
Title:    Senior Vice President

Second Amendment to Credit Agreement and Joinder

LENDERS:                    BANC OF CALIFORNIA, N.A.

By: /s/Carlos Ramos
                        Name: Carlos Ramos
                        Title:    Senior Vice President

Second Amendment to Credit Agreement and Joinder

GRASSHOPPER BANK

By: /s/Max Furman
                        Name: Max Furman
                        Title:    SVP

Second Amendment to Credit Agreement and Joinder

KEYBANK NATIONAL ASSOCIATION

By: /s/Paul T. Whalen
                        Name: Paul T. Whalen
                        Title:    Vice President

Second Amendment to Credit Agreement and Joinder

ACKNOWLEDGMENT OF PARENT AND ULTIMATE PARENT GUARANTORS

The undersigned (the "Parent and Ultimate Parent Guarantors") hereby acknowledge and agree to the attached Second Amendment to Credit Agreement and Joinder (the "Second Amendment"), including, without limitation, the Incremental Term Loan to be made by KeyBank National Association to the Borrower thereunder. The Parent and Ultimate Parent Guarantors acknowledge and reaffirm their obligations owing to the Secured Parties under their respective unconditional guaranties (collectively, the "Guarantees"), and the Parent and Ultimate Parent Guarantors agree that their respective Guarantees are and shall remain in full force and effect notwithstanding the Second Amendment. Although the Parent and Ultimate Parent Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to the same, the Parent and Ultimate Parent Guarantors understand that neither the Administrative Agent nor any other Secured Party has any obligation to inform the Parent and Ultimate Parent Guarantors of such matters in the future nor any obligation to seek the Parent and Ultimate Parent Guarantors' acknowledgement or agreement to future amendments, consents or waivers with respect to the Credit Agreement, and nothing herein shall create such a duty.
All initially capitalized terms used in this Acknowledgment of Guarantors shall have the respective meanings set forth for such terms in the Credit Agreement referred to in the Second Amendment.
Dated: November 10, 2022    B. RILEY PRINCIPAL INVESTMENTS, LLC,
a Delaware limited liability company

By: /s/Ananth Veluppillai
Name: Ananth Veluppillai
Title:    Chief Operating Officer

B. RILEY FINANCIAL, INC.,
a Delaware corporation

By: /s/ Phillip Ahn     Name: Phillip Ahn
Title: Chief Financial Officer & Chief Operating Officer

Second Amendment to Credit Agreement and Joinder